UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 28, 2019

Date of Report

Q BioMed Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-193328	46-4013793
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Ortoli Rosenstadt LLP	10022
(Address of principal executive offices)	(Zip Code)

(212) 588-0022

Registrant’s telephone number, including area code

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
None	None	None

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Form 8-K/A is being filed as an amendment (the “Amendment”) to the Current Report on Form 8-K filed by us with the Securities and Exchange Commission on September 4, 2019 (the “Original Report”). The Original Report did not include exhibits of the securities purchase agreement and the convertible debenture. The sole purpose of this Amendment is to include the securities purchase agreement and the convertible debenture as exhibits under item 9.01. No other changes are being made to the Original Report.

Item 1.01	Entry into a Material Definitive Agreement

On August 28, 2019, we entered into a securities purchase agreement with an accredited investor (“Lender”) pursuant to which we sold a convertible debenture (the “Debenture”) with a maturity date of twelve months after the issuance thereof for $500,000.

The Debenture is in the aggregate principal amount of $550,000 (the “Transaction”), which amount includes an original issue discount and payment of the Lender’s legal fees, and carries an interest rate of 10% per annum. We may prepay the Debenture at 110% of the outstanding aggregate principal amount within the first six months of issuance and at 125% of the outstanding aggregate principal amount thereafter.

The Lender has the right to convert the outstanding aggregate principal amount at any time at the conversion price of $2.50 per share. At any time that is six months after the issuance, the Lender may redeem a portion of the Debenture, not to exceed $150,000 in any month. We may pay such a redemption in cash and/or shares of common stock. Any payment of such a redemption in shares of common stock shall be made at the lesser of $2.50 or 93% of the average of the four lowest VWAPs in the prior ten trading day, provided that no such conversion price shall be less than $2.00. Any payment of such a redemption in cash shall be at 120% of the amount being redeemed.

Item 3.02	Unregistered Sale of Equity Securities

The information set forth in Item 1.01 hereof is incorporated by reference into this Item 3.02. The Debenture was issued in reliance on exemptions from registration under Section 4(2) of the Securities Act of 1933, as amended (the “Act”), and Rule 506 of Regulation D promulgated under the Act. This transaction qualified for exemption from registration because among other things, the transaction did not involve a public offering, the investor was an accredited investor and/or qualified institutional buyer, the investor had access to information about our company and its investment, the investor took the securities for investment and not resale, and we took appropriate measures to restrict the transfer of the securities.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
10.1	Securities Purchase Agreement, dated August 28, 2019
10.2	The Convertible Debenture

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Q BioMed Inc.

Date: September 6, 2019	By:	/s/ William Rosenstadt
	Name:	William Rosenstadt
	Title:	Chief Legal Officer